Nationwide Life Insurance Company: • Nationwide Variable Account – II

Prospectus supplement dated June 3, 2011 to
Prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The 10% Lifetime Income Option is available in New York while the 10% Spousal Continuation Benefit is not available in New York.  Consequently, the following changes apply to your prospectus:

The "Recurring Contract Expenses" table is deleted in its entirety and replaced with the following table.

Recurring Contract Expenses
Maximum Annual Contract Maintenance Charge	$303
Variable Account Annual Expenses (assessed as an annualized percentage of Daily Net Assets)
Mortality and Expense Risk Charge Administrative Charge	1.55% 0.20%
Optional Riders with charges assessed as an annualized percentage of Daily Net Assets:
Death Benefit Options (eligible applicants may purchase one)
One-Year Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.20% 1.95%
One-Month Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.35% 2.10%
Combination Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.45% 2.20%
Beneficiary Protector II Option Total Variable Account Charges (including this option only)	0.35%4 2.10%
Optional Riders with charges assessed annually as a percentage of the Current Income Benefit Base5:
10% Lifetime Income Option	1.20%
7% Lifetime Income Option	1.00%6
5% Lifetime Income Option (no longer available)	1.00%7
10% Spousal Continuation Benefit (not available in New York)	0.30%8
7% Spousal Continuation Benefit	0.30%9
5% Spousal Continuation Benefit (no longer available)	0.15%10

3 On each contract's Contract Anniversary, Nationwide deducts the Contract Maintenance Charge if the Contract Value is $50,000 or less on such Contract Anniversary.  This charge is permanently waived for any contracts valued at $50,000 or more on any Contract Anniversary.

4 In addition to the 0.35% charge assessed to Variable Account allocations, allocations made to the Fixed Account will be assessed a fee of 0.35% by decreasing the interest we credit to amounts allocated to the Fixed Account.

5 For information about how the Current Income Benefit Base is calculated see "Determination of the Income Benefit Base Prior to the First Surrender," later in this prospectus.

6 Currently, the charge associated with the 7% Lifetime Income Option is equal to 0.95% of the Current Income Benefit Base.

7 Currently, the charge associated with the 5% Lifetime Income Option is equal to 0.85% of the Current Income Benefit Base.

8 The 10% Spousal Continuation Benefit is only available for election if the 10% Lifetime Income Option is elected.  Currently, the charge for the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base.

9 The 7% Spousal Continuation Benefit is only available for election if the 7% Lifetime Income Option is elected.  Currently, the charge for the 7% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.

10 The 5% Spousal Continuation Benefit is only available for election if the 5% Lifetime Income Option is elected.  Currently, the charge for the 5% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.